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                                                                 EXHIBIT 99.02

09/00                                                                   Page 1


                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                          CC MASTER CREDIT CARD TRUST
                (Formerly Chevy Chase Master Credit Card Trust)
                                 SERIES 1995-1

RECEIVABLES


Beginning of the Month Principal Receivables:                $  590,840,348.77
Beginning of the Month Finance Charge Receivables:           $   30,378,449.01
Beginning of the Month Discounted Receivables:               $            0.00
Beginning of the Month Total Receivables:                    $  621,218,797.78


Removed Principal Receivables:                               $            0.00
Removed Finance Charge Receivables:                          $            0.00
Removed Total Receivables:                                   $            0.00

Additional Principal Receivables:                            $            0.00
Additional Finance Charge Receivables:                       $            0.00
Additional Total Receivables:                                $            0.00

Discounted Receivables Generated this Period:                $            0.00


End of the Month Principal Receivables:                      $  586,149,490.11
End of the Month Finance Charge Receivables:                 $   31,685,509.27
End of the Month Discounted Receivables:                     $            0.00
End of the Month Total Receivables:                          $  617,834,999.38


Special Funding Account Balance                              $            0.00
Aggregate Invested Amount (all Master Trust Series)          $   53,437,500.00
End of the Month Seller Amount                               $  532,711,990.11
End of the Month Seller Percentage                                       90.88%


DELINQUENCIES AND LOSSES


End of the Month Delinquencies:                                 RECEIVABLES

     30-59 Days Delinquent                                   $   13,379,178.53
     60-89 Days Delinquent                                   $    9,403,913.52
     90+ Days Delinquent                                     $   17,938,711.53
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     Total 30+ Days Delinquent                               $   40,721,803.58
     Delinquent Percentage                                                6.59%

Defaulted Accounts During the Month                          $    3,632,613.19
Annualized Default Percentage                                             7.38%

Principal Collections                                            62,835,173.44
Principal Payment Rate                                                   10.63%

Total Payment Rate                                                       11.52%


INVESTED AMOUNTS


     Class A Initial Invested Amount                         $  273,750,000.00
     Class B Initial Invested Amount                         $   26,250,000.00


INITIAL INVESTED AMOUNT                                      $  300,000,000.00

      Class A Invested Amount                                $   22,812,500.00
      Class B Invested Amount                                $   30,625,000.00


INVESTED AMOUNT                                              $   53,437,500.00

FLOATING ALLOCATION PERCENTAGE                                           12.91%
PRINCIPAL ALLOCATION PERCENTAGE                                          59.24%


MONTHLY SERVICING FEE                                        $       66,796.88

INVESTOR DEFAULT AMOUNT                                      $      468,799.63


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                              59.84%

     Class A Finance Charge Collections                      $      714,641.06
     Other Amounts                                           $            0.00
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TOTAL CLASS A AVAILABLE FUNDS                                $      714,641.06


     Class A Monthly Interest                                $      133,997.30
     Class A Servicing Fee                                   $       28,515.63
     Class A Investor Default Amount                         $      280,511.42

TOTAL CLASS A EXCESS SPREAD                                  $      271,616.71


REQUIRED AMOUNT                                              $            0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                              40.16%

     Class B Finance Charge Collections                      $      489,898.29
     Other Amounts                                           $            0.00

TOTAL CLASS B AVAILABLE FUNDS                                $      489,898.29


     Class B Monthly Interest                                $      183,842.51
     Class B Servicing Fee                                   $       38,281.25


TOTAL CLASS B EXCESS SPREAD                                  $      267,774.53


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                          $      539,391.24


     Excess Spread Applied to Required Amount                $            0.00

     Excess Spread Applied to Class A Investor               $            0.00
     Charge Offs

     Excess Spread Applied to Class B Items                  $      188,288.21

     Excess Spread Applied to Class B Investor               $            0.00
     Charge Offs
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     Excess Spread Applied to Monthly Cash                   $            0.00
     Collateral Fee

     Excess Spread Applied to Cash Collateral                $            0.00
     Account

     Excess Spread Applied to other amounts owed             $            0.00
     Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                  $      351,103.03


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                            $      351,103.03


SERIES 1995-1 EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO               $            0.00
SERIES 1995-1

     Excess Finance Charge Collections Applied to            $            0.00
     Required Amount

     Excess Finance Charge Collections Applied to            $            0.00
     Class A Investor Charge Offs

     Excess Finance Charge Collections Applied to            $            0.00
     Class B Items

     Excess Finance Charge Collections Applied to            $            0.00
     Class B Investor Charge Offs

     Excess Finance Charge Collections Applied to            $            0.00
     Monthly Cash Collateral Fee

     Excess Finance Charge Collections Applied to            $            0.00
     Cash Collateral Account

     Excess Finance Charge Collections Applied to            $            0.00
     other amounts owed Cash Collateral Depositor
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09/00                                                                   Page 5


YIELD AND BASE RATE --


     Base Rate (Current Month)                                            6.84%
     Base Rate (Prior Month)                                              7.29%
     Base Rate (Two Months Ago)                                           7.59%


THREE MONTH AVERAGE BASE RATE                                             7.24%

     Portfolio Yield (Current Month)                                     11.58%
     Portfolio Yield (Prior Month)                                       14.49%
     Portfolio Yield (Two Months Ago)                                    11.95%


THREE MONTH AVERAGE PORTFOLIO YIELD                                      12.67%


PRINCIPAL COLLECTIONS --


CLASS A PRINCIPAL PERCENTAGE                                             91.25%

     Class A Principal Collections                           $   33,965,176.78

CLASS B PRINCIPAL PERCENTAGE                                              8.75%

     Class B Principal Collections                           $    3,256,934.77

TOTAL PRINCIPAL COLLECTIONS                                  $   37,222,111.55


INVESTOR DEFAULT AMOUNT                                      $      468,799.63


SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER            $            0.00
SERIES


CLASS A AMORTIZATION --

     Controlled Amortization Amount                          $   22,812,500.00
     Deficit Controlled Amortization Amount                  $            0.00


CONTROLLED DISTRIBUTION AMOUNT                               $   22,812,500.00
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CLASS B AMORTIZATION --

     Controlled Amortization Amount                          $            0.00
     Deficit Controlled Amortization Amount                  $            0.00


CONTROLLED DISTRIBUTION AMOUNT                               $            0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL          $   14,878,411.18
SHARING


INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                 $            0.00

CLASS B INVESTOR CHARGE OFFS                                 $            0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                      $            0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                      $            0.00


CASH COLLATERAL ACCOUNT --

     Required Cash Collateral Amount                         $    3,981,250.00
     Available Cash Collateral Amount                        $    3,981,250.00


INTEREST RATE CAP PAYMENTS --

     Class A Interest Rate Cap Payments                      $            0.00
     Class B Interest Rate Cap Payments                      $            0.00


TOTAL DRAW AMOUNT                                            $            0.00
CASH COLLATERAL ACCOUNT SURPLUS                              $            0.00


                                         First USA Bank, National Association,
                                         as Servicer


                                         By: /s/ TRACIE KLEIN
                                             ---------------------------------
                                                 Tracie H. Klein
                                                 First Vice President